FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 1999


Available Amount to Note Holders:                                                           8,680,858.39

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                        --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                       --
(iii)     Aggregate of:
           (a) Unreimbursed Servicer Advances                                                         --
           (b) Servicer Fees from current and prior Collection Period                         109,050.23
           (c) Servicing Charges inadvertently deposited in Collection Account                        --
(iv)      Premium Amount due on Payment Date and unpaid Premium Amounts                        28,066.23
(v)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(vi)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --
(vii)     Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                            285,218.58

          Class A-2 Note Interest                                                             246,395.18
           4 Days Class A-2 Note Interest Overpaid, collection period ending 1/1/99            32,852.69
                                                                                            ------------
          Adjusted Class A-2 Note Interest                                                    213,542.49

          Class A-3 Note Interest                                                             238,484.95
           4 Days Class A-3 Note Interest Overpaid, collection period ending 1/1/99            31,797.99
                                                                                            ------------
          Adjusted Class A-3 Note Interest                                                    206,686.95

          Class A-4 Note Interest                                                             331,522.69
           4 Days Class A-4 Note Interest Overpaid, collection period ending 1/1/99            44,203.02
                                                                                            ------------
          Adjusted Class A-4 Note Interest                                                    287,319.66

(viii)    Class B-1 Note Interest                                                              31,988.53
           4 Days Class B-1 Note Interest Overpaid, collection period ending 1/1/99             4,265.14
                                                                                            ------------
          Adjusted Class B-1 Note Interest                                                     27,723.39

(ix)      Class B-2 Note Interest                                                              20,722.81
           4 Days Class B-2 Note Interest Overpaid, collection period ending 1/1/99             2,763.04
                                                                                            ------------
          Adjusted Class B-2 Note Interest                                                     17,959.77

(x)       Class B-3 Note Interest                                                              27,203.33
           4 Days Class B-3 Note Interest Overpaid, collection period ending 1/1/99             3,627.11
                                                                                            ------------
          Adjusted Class B-3 Note Interest                                                     23,576.22

(xi)      Class A Base Principal Distribution Amount plus Class A Overdue Principal
           Class A-1 Principal Distribution Amount                                          6,995,025.97
           Class A-2 Principal Distribution Amount                                                    --
           Class A-3 Principal Distribution Amount                                                    --
           Class A-4 Principal Distribution Amount                                                    --
(xii)     Note Insuer Reimbursement Amount                                                            --
(xiii)    Class B-1 Base Principal Distribution Amount plus Class B-1
           Overdue Principal                                                                  152,065.79
(xiv)     Class B-2 Base Principal Distribution Amount plus Class B-2
           Overdue Principal                                                                   76,032.88
(xv)      Class B-3 Base Principal Distribution Amount plus Class B-3
           Overdue Principal                                                                  152,065.79
(xvi)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xvii)    Other Amounts Due Servicer under Servicing Agreement                                        --
(xviii)   Remaining Amount to Residual Holder                                                 106,107.78


          Reviewed By:



          --------------------------------------------------------
          Sandy B. Ho
          Executive Vice President and
           Chief Financial Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED FEBRUARY 1, 1999





                        Initial         Beginning        Base         Additional       Total            Ending         Ending
                       Principal        Principal      Principal       Principal      Principal        Principal     Certificate
   Class                Balance          Balance      Distribution   Distribution    Distribution       Balance        Factor
                    --------------   --------------   ------------   ------------    ------------   --------------   -----------
 Class A-1           70,687,140.00    63,513,244.90   6,995,025.97             --    6,995,025.97    56,518,218.93    0.7995545
 Class A-2           53,856,869.00    53,856,869.00             --             --              --    53,856,869.00    1.0000000
 Class A-3           52,510,447.00    52,510,447.00             --             --              --    52,510,447.00    1.0000000
 Class A-4           70,687,140.00    70,687,140.00             --             --              --    70,687,140.00    1.0000000
                    --------------   --------------   ------------   ------------    ------------   --------------    ---------
 Total Class A      247,741,596.00   240,567,700.90   6,995,025.97             --    6,995,025.97   233,572,674.93    0.9428077

 Class B-1            5,385,687.00     5,229,732.75     152,065.79             --      152,065.79     5,077,666.97    0.9428077
 Class B-2            2,692,843.00     2,614,865.89      76,032.88             --       76,032.88     2,538,833.01    0.9428077
 Class B-3            5,385,687.00     5,229,732.75     152,065.79             --      152,065.79     5,077,666.97    0.9428077
                    --------------   --------------   ------------   ------------    ------------   --------------    ---------
 Total              261,205,813.00   253,642,032.30   7,375,190.42             --    7,375,190.42   246,266,841.89

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 1999                                             3,156,068.51
     Investment earnings on amounts in Collection Account                                              10,919.39
     Payments due Collection Account from last 3 business days of Collection Period                 2,042,530.49
     Additional contribution for terminated trade-ups and rebooked leases                                     --
     Servicer Advance on current Determination Date                                                 3,471,340.00
                                                                                                  --------------
       Available Funds on Payment Date                                                              8,680,858.39
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         8,680,858.39
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         8,680,858.39
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                       --
     Unreimbursed Servicer Advances paid                                                                      --
                                                                                                  --------------
     Unreimbursed Servicer Advances remaining unpaid                                                          --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         8,680,858.39
SERVICER FEES
     Servicer Fees due                                                                                109,050.23
     Servicer Fees paid                                                                               109,050.23
                                                                                                  --------------
       Servicer Fees remaining unpaid                                                                         --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         8,571,808.16
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         8,571,808.16
PREMIUM AMOUNT
     Premium Amount due                                                                                28,066.23
     Premium Amount paid                                                                               28,066.23
                                                                                                  --------------
       Premium Amount remaining unpaid                                                                        --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         8,543,741.92
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                            416.67
     Indenture Trustee Fee paid                                                                           416.67
                                                                                                  --------------
       Indenture Trustee Fee remaining unpaid                                                                 --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         8,543,325.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                       --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                  75,000.00
                                                                                                    --------------
     Total Indenture Trustee Expenses paid                                                                      --
                                                                                                    --------------
      Indenture Trustee Expenses unpaid                                                                         --

  REMAINING AVAILABLE FUNDS                                                                           8,543,325.26
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            285,218.58
     Class A-2 Note Interest                                                                            213,542.49
     Class A-3 Note Interest                                                                            206,686.95
     Class A-4 Note Interest                                                                            287,319.66
                                                                                                    --------------
      Total Class A Interest due                                                                        992,767.68
                                                                                                    --------------
  REMAINING AVAILABLE FUNDS                                                                           7,550,557.58
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                         27,723.39
     Class B-1 Note Interest paid                                                                        27,723.39
                                                                                                    --------------
      Class B-1 Note Interest remaining unpaid                                                                  --
                                                                                                    --------------
  REMAINING AVAILABLE FUNDS                                                                           7,522,834.19
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                         17,959.77
     Class B-2 Note Interest paid                                                                        17,959.77
                                                                                                    --------------
      Class B-2 Note Interest remaining unpaid                                                                  --
                                                                                                    --------------
  REMAINING AVAILABLE FUNDS                                                                           7,504,874.42
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                         23,576.22
     Class B-3 Note Interest paid                                                                        23,576.22
                                                                                                    --------------
      Class B-3 Note Interest remaining unpaid                                                                  --
                                                                                                    --------------
  REMAINING AVAILABLE FUNDS                                                                           7,481,298.20
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                   6,995,025.97
     Class A Note Principal Balance as of preceding Payment Date                                    240,567,700.90
                                                                                                    --------------
     Class A Base Principal Distribution Amount paid                                                  6,995,025.97
                                                                                                    --------------
      Class A Base Principal Distribution Amount remaining unpaid                                               --

     Class A-1 Note Principal Balance as of preceding Payment Date                                   63,513,244.90
     Class A-1 Base Principal Distribution Amount paid                                                6,995,025.97
                                                                                                    --------------
      Class A-1 Note Principal Balance after distribution on Payment Date                            56,518,218.93
                                                                                                    --------------

  Remaining Class A Base Principal Distribution Amount                                                          --
                                                                                                    --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date                                 53,856,869.00
     Class A-2 Base Principal Distribution Amount paid                                                        --
                                                                                                  --------------
      Class A-2 Note Principal Balance after distribution on Payment Date                          53,856,869.00

     Remaining Class A Base Principal Distribution Amount                                                     --
                                                                                                  --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                 52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                                        --
                                                                                                  --------------
      Class A-3 Note Principal Balance after distribution on Payment Date                          52,510,447.00

     Remaining Class A Base Principal Distribution Amount                                                     --
                                                                                                  --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                                 70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                                        --
                                                                                                  --------------
      Class A-4 Note Principal Balance after distribution on Payment Date                          70,687,140.00

  REMAINING AVAILABLE FUNDS                                                                           486,272.23

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                     --
     Note Insuer Reimbursement Amount paid                                                                    --
                                                                                                  --------------
     Note Insuer Reimbursement Amount remaining unpaid                                                        --
  REMAINING AVAILABLE FUNDS                                                                           486,272.23

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                  5,229,732.75
     Class B-1 Base Principal Distribution due                                                        152,065.79
     Class B-1 Base Principal Distribution paid                                                       152,065.79
                                                                                                  --------------
      Class B-1 Base Principal Distribution remaining unpaid                                                  --
      Class B-1 Note Principal Balance after distribution on Payment Date                           5,077,666.97

  REMAINING AVAILABLE FUNDS                                                                           334,206.45

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                  2,614,865.89
     Class B-2 Base Principal Distribution due                                                         76,032.88
     Class B-2 Base Principal Distribution paid                                                        76,032.88
                                                                                                  --------------
      Class B-2 Base Principal Distribution remaining unpaid                                                  --
      Class B-2 Note Principal Balance after distribution on Payment Date                           2,538,833.01
  REMAINING AVAILABLE FUNDS                                                                           258,173.57
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999


     Class B-3 Note Principal Balance as of preceding Payment Date                                  5,229,732.75
     Class B-3 Base Principal Distribution due                                                        152,065.79
     Class B-3 Base Principal Distribution paid                                                       152,065.79
                                                                                                  --------------
      Class B-3 Base Principal Distribution remaining unpaid                                                  --
      Class B-3 Note Principal Balance after distribution on Payment Date                           5,077,666.97
  REMAINING AVAILABLE FUNDS                                                                           106,107.78
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
     Indenture Trustee Expenses unpaid per above                                                              --
     Remaining Indenture Trustee Expenses paid                                                                --
                                                                                                  --------------
      Remaining Indenture Trustee Expenses unpaid                                                             --
  REMAINING AVAILABLE FUNDS                                                                           106,107.78
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                 --
     Other Amounts Due Servicer under Servicing Agreement paid                                                --
                                                                                                  --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                    --
  REMAINING AVAILABLE FUNDS                                                                           106,107.78
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                     106,107.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                 261,720,562.30
      ADCPB, end of Collection Period                                                       254,345,371.89
                                                                                          ----------------
       Base Principal Amount                                                                  7,375,190.42

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                                   --
      Servicing Advances collected during the current Collection Period                                 --
                                                                                          ----------------
       Unreimbursed Servicing Advances as of current Determination Date                                 --

CALCULATION OF INTEREST DUE

                        Beginning                             Current                               Total
                        Principal             Interest        Interest          Overdue            Interest
        Class            Balance                Rate            Due             Interest             Due
      ---------       -------------           --------       ----------         --------         ----------
      Class A-1       63,513,244.90           5.2150%        285,218.58                --        285,218.58
      Class A-2       53,856,869.00           5.4900%        213,542.49                --        213,542.49
      Class A-3       52,510,447.00           5.4500%        206,686.95                --        206,686.95
      Class A-4       70,687,140.00           5.6280%        287,319.66                --        287,319.66
      Class B-1        5,229,732.75           7.3400%         27,723.39                --         27,723.39
      Class B-2        2,614,865.89           9.5100%         17,959.77                --         17,959.77
      Class B-3        5,229,732.75           6.2420%         23,576.22                --         23,576.22
                     --------------                        ------------         ----------     ------------
                     253,642,032.30           5.0245%      1,062,027.06                --      1,062,027.06


CALCULATION OF PRINCIPAL DUE

                             Base            Base                             Total
                           Principal       Principal          Overdue       Principal
        Class              Amount Pct.      Amount           Principal         Due
      ---------            -----------   ------------        ---------     -------------
      Class A               94.845%      6,995,025.97              --      6,995,025.97
      Class B-1              2.062%        152,065.79              --        152,065.79
      Class B-2              1.031%         76,032.88              --         76,032.88
      Class B-3              2.062%        152,065.79              --        152,065.79
                                        -------------        ---------    -------------
                                         7,375,190.42              --      7,375,190.42

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                 261,720,562.30
      Servicer Fee Rate                                                                               0.500%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Servicer Fee due current period                                                            109,050.23
      Prior Servicer Fee arrearage                                                                       --
                                                                                             --------------
      Servicer Fee due                                                                           109,050.23

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             240,567,700.90
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                           ----------------
      Premium Amount due Current Period                                                           28,066.23
      Prior Premium Amount arrearage                                                                     --
                                                                                           ----------------
       Total Premium Amount due                                                                   28,066.23

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                           ----------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                           ----------------
      Total Indenture Trustee Expenses due                                                               --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                           ----------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999





RESTRICTING EVENT DETERMINATION:
                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insuer has Made a Payment (Yes/No)                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of
        Interest required to be made under the terms of such Notes or the
        Indenture when due; and,                                                                           No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
        Payment Date to the extent that sufficient Available Funds are on deposition the Collection Account of (y) on the Class A-1 Maturity Date,
        the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class 4-A
        Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date,
        or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes,
        Class A-3 Notes. Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or
        Class B-3 Notes as the case may be.                                                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                                  Event                           Yes/No
-------      --------------------------------------------------------    ------

6.01(i)      Failure to make payment required                              No
6.01(ii)     Failure to submit Monthly Statement                           No
6.01(iii)    Failure to Observe Covenants in Servicing Agreement           No
6.01(iv)     Servicer consents to appointment of custodian, receiver,
              etc.                                                         No
6.01(v)      Servicer files a voluntary petition for bankruptcy            No
6.01(vi)     Petition under bankruptcy laws against Servicer is not
              stayed, withdrawn or dismissed w[ILLEGIBLE]                  No
6.01(vii)    Assignment by Servicer to a delegate its rights under
              Servicing Agreement                                          No
6.01(viii)   Servicer Trigger Event as contained in the Insurance
              Agreement has occurred.                                      No